Going Concern	6 Months Ended
Jun. 30, 2024
Going Concern [Abstract]
GOING CONCERN

3. GOING CONCERN

The Group has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date that the Interim Condensed Consolidated Financial Statements were available to be issued.

The Group has incurred a net loss of RMB 19,314,134 (US$ 2,710,070) with negative operating flows of RMB 14,640,802 (US$ 2,054,333) for the six months ended June 30, 2024. As of June 30, 2024, there is net working capital deficit of RMB 29,314,020 (US$ 4,113,212) and accumulated deficit of RMB 95,650,425 (US$ 13,421,230). The Group has funded its operations and capital needs primarily through the net proceeds received from capital contributions, the issuance of related party loans and loans from third parties. As of the date of issuance of the interim condensed consolidated financial statements, the Group has approximately $16 million of shareholder loan (see Note 19).

The Group intends to continue implementing various measures to boost revenue and control the cost and expenses within an acceptable level and other measures including: (1) further enhance the customers bases and credit management in both freight forwarding and supply chain management operations; (2) improve the profitability of the business through more restricted vendor controls; (3) strictly control and reduce general and administration expenses; (4) obtain financing from certain shareholders in forms of long term loans; (5) obtain equity financing by issuance of new shares and (6) seek for certain credit facilities. The Management plan can alleviate the substantial doubt of the Group’s ability to continue as a going concern.

In September 2024, the Group entered into Securities Purchase Agreements (the“Securities Purchase Agreement”) with two accredited investors (the“Purchasers”), pursuant to which the Company received net proceeds of US$ 800,000 in consideration of the issuance of Convertible Debentures (the “Debenture”) in the principal amount of US$ 800,000. These Debentures were converted into the Group’s Class A ordinary shares in October 2024.

In October 2024, the Group entered into Share Purchase Agreements (the “Purchase Agreements”) with certain accredited investors named therein (the“Purchasers”), pursuant to which the Company issued in a private placement an aggregate of 14,793,335 Class A ordinary shares to the Purchasers at a purchase price of US$ 0.45 per share. The Company received gross proceeds of US$ 6,657,000.

The accompanying interim condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the interim condensed consolidated financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.